UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2005
                                                           -------------


                              PEOPLES BANCORP INC.
     -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Ohio                      0-16772                31-0987416
-----------------------------    ------------------   ------------------------
(State or other jurisdiction      (Commission File        (I.R.S. Employer
      of incorporation)               Number)          Identification Number)

      138 Putnam Street, PO Box 738
              Marietta, Ohio                    45750
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 (Address of principal executive office)      (Zip Code)

Registrant's telephone number, including area code: (740) 373-3155
                                                    ---------------------

                                 Not applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Index to Exhibits on Page 4

Section 5 - Corporate Governance and Management
         Item 5.02    Departure of Directors or Principal Officers;
                      Election of Directors; Appointment of Principal Officers

          On July 8, 2005, Peoples Bancorp Inc. ("Peoples") received a letter, dated July 7, 2005, from John W. Conlon, Chief Financial Officer and Treasurer of Peoples and of Peoples' banking subsidiary Peoples Bank, National Association ("Peoples Bank"), notifying Peoples that Mr. Conlon would retire and resign from his positions as Chief Financial Officer and Treasurer, and as an employee, of each of Peoples and Peoples Bank, effective July 31, 2006. Peoples also announced that Donald J. Landers, Peoples current Controller and Chief Accounting Officer, has been appointed to the position of Chief Financial Officer and Treasurer effective upon Mr. Conlon's retirement.

         On July 14, 2005, Peoples issued a news release announcing John W. Conlon's notice to Peoples of his future retirement and the appointment of Mr. Landers to the position of Chief Financial Officer and Treasurer. A copy of this news release is filed with this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
         Item 9.01    Financial Statements and Exhibits
              a) and (b) Not applicable
              c) Exhibits: The following exhibit is filed with this Current
                 Report on Form 8-K:


Exhibit Number           Description
-------------------      -------------------------------------------
99                       News Release issued by Peoples Bancorp Inc.
                         on July 14, 2005




   [Remainder of page intentionally left blank; signature on following page.]

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PEOPLES BANCORP INC.



Date:  July 14, 2005             By: /s/ MARK F. BRADLEY
                                         -------------------------------------
                                         Mark F. Bradley
                                         President and Chief Executive Officer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                              Dated July 14, 2005

                              Peoples Bancorp Inc.


Exhibit Number           Description
-------------------      -------------------------------------------
99                       News Release issued by Peoples Bancorp Inc.
                         on July 14, 2005